Exhibit 10.2

MULTIPARTY AGREEMENT

AMONG

ADI MASHIACH, NYXOAH, CEPHALIX, GLUCOBEL, SURGICAL ELECTRONICS, MAN & SCIENCE

In this agreement (the “Agreement”) Dr. [***] (“[***]”), an individual residing at [***], Nyxoah SA (“Nyxoah”), a corporation of Belgium whose post office address is 2 Rue Fond Cattelain, B-1435 Mont-St-Guibert, Belgium, company number 0817.149.675; Man & Science SA (“Man & Science”), a corporation of Belgium whose post office address is 2 Rue Fond Cattelain, B-1435 Mont-St-Guibert, Belgium, company number 0837.403.572; Cephalix SA (“Cephalix”), a corporation of Belgium whose post office address is 2 Rue Fond Cattelain, B-1435 Mont-St-Guibert, Belgium, company number 0837.403.770 ; Glucobel SA (“Glucobel”), a corporation of Belgium whose post office address is 2 Rue Fond Cattelain, B-1435 Mont-St-Guibert, Belgium, company number 0840.135.410; and Surgical Electronics SA (“Surgical Electronics”), a corporation of Belgium whose post office address is 2 Rue Fond Cattelain, B-1435 Mont-St-Guibert, Belgium, company number 0837.403.671 (collectively, the “Parties”), agree as follows:

Background

1.             [***] is an inventor named on the patents and patent applications listed in Appendix A. All patents and patent applications listed in Appendix A and all future patents and patent applications that may claim priority on any patent or patent applications listed in Appendix A, including all continuation, continuation-in-part, divisional, and national phase applications and patents directly or indirectly issuing therefrom (collectively the “Patent Documents”) are subject to this Agreement.

2.             The Patent Documents disclose multiple inventions, including but not limited to inventions generally related to implantable flexible neuro-stimulators (“Generic Inventions”) and inventions for specific medical indications including sleep disordered breathing, head pain, glucose monitoring, hypertension and other indications (each specific medical indication invention referred to collectively herein as the “Specific Medical Indication Inventions”; a Specific Medical Indication Invention is one that can be used in treating only one Specific Medical Indication, while a Generic Invention may be used in treating more than one Specific Medical Indication).

3.             Nyxoah, Cephalix, Glucobel, and Surgical Electronics (collectively, the “Neuro-Stimulation Companies”) are each respectively focused on developing solutions associated with a single medical indication as follows: Nyxoah is solely focused on implantable flexible neuro-stimulators for treatment of sleep disordered breathing (“Sleep Disordered Breathing Field”); Cephalix is solely focused on implantable flexible neuro-stimulators for the treatment of head pain (“Head Pain Field”); Glucobel is solely focused on implantable flexible glucose monitoring (“Glucose Monitoring Field”); and Surgical Electronics is solely focused on implantable flexible neuro-stimulators for the treatment of hypertension (“Hypertension Field”). Each of the foregoing fields with their associate company is referred to herein as the company’s specific “field of endeavor”. Other specific fields of endeavor are contemplated. For purposes of this Agreement, an issued patent or pending patent application with claims only directed to one specific field of endeavor is referred to herein as a “Specific Patent” and a patent or pending patent application with claims directed to either a Generic Invention or to two or more specific fields of endeavor is referred to herein as a “Shared Patent.”

4.             By agreements dated January 4, 2013, March 4, 2013, May 24, 2013, and January 23, 2014 (collectively the “[***] Conveyances”), [***] assigned to Nyxoah the Specific Medical Indication Inventions in the Sleep Disordered Breathing Field (Specific Patents for Sleep Disordered Breathing are listed in Appendix B). Prior to this Agreement, Adi Mashiach had retained all rights to other Specific Medical Indication Inventions and Generic Inventions. The Specific Medical Indication Inventions related to head pain are listed in Exhibit C, related to glucose monitoring are listed in Exhibit D, and related to hypertension are listed in Exhibit E. The Generic Inventions are listed in Exhibit F.

5.             By an agreement dated August 30, 2011, Nyxoah assigned all world-wide patent rights in U.S. Patent Application SN 12/581,907 to Man & Science (the “Prior Nyxoah Conveyance”).

6.             By separate agreements, [***], [***], and [***], co-inventors of some of the Patent Documents, each assigned to Nyxoah all of their respective world-wide patent rights in the Patent Documents (collectively the “European Inventor Conveyances”).

7.             By separate agreements, [***], a co-inventor of some of the Patent Documents, assigned to Nyxoah all of his rights in Specific Medical Indication Inventions and associated Specific Patents related to sleep disordered breathing and assigned all other rights in the Patent Documents (collectively “[***] Conveyances”).

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

8.             By a separate agreement dated July 5, 2013, [***], who is not named as an inventor on any of the Patent Documents, and Biotronic Sciences, assigned to Nyxoah whatever worldwide rights [***] or Biotronic Sciences may have had in the Patent Documents (collectively, the “[***] Conveyance”).

9.             [***] has an ownership interest in Man & Science, which is designated as a holding company for Generic Inventions and Shared Patents and desires, through this Agreement, to assign all Generic Inventions and Shared Patents to Man & Science.

Conveyance of Rights Associated With the Patent Documents

10.           To the extent not already conveyed to Nyxoah as described in Paragraph 4, [***] hereby assigns, transfers and sets over all of his remaining rights in and to the Patent Documents to Man & Science. The intention of this paragraph is that no rights in the Patent Documents remain with [***].

11.           To the extent Nyxoah, at the date of this Agreement, owns, by invention, assignment or otherwise, rights in any Generic Inventions or Shared Patent, in any Specific Medical Indication Inventions other than for the Sleep Disordered Breathing Field, or in any Specific Patent directed to fields other than the Sleep Disordered Breathing Field, Nyxoah hereby assigns, transfers and sets over all such rights in and to Man & Science. Rights transferred by this paragraph include but are not limited to rights obtained by Nyxoah from all assignments and agreements executed prior to the date of this Agreement, including but not limited to the [***] Conveyances, the Prior Nyxoah Conveyance, the [***] Conveyances, the European Inventor Conveyances, and the [***] Conveyance. The intention of this paragraph is that no rights in the Patent Documents other than those related to Sleep Disordered Breathing Field remain in Nyxoah.

12.           To the extent Cephalix, Glucobel and Surgical Electronics had any rights or claim of rights in the Patent Documents outside of their specific fields of endeavor (“Preexisting Unrelated Rights”), Cephalix, Glucobel and Surgical Electronics, each individually, hereby sells, assigns, transfers and sets over in and to Man & Science all Preexisting Unrelated Rights.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

13.           The operation of the forgoing Paragraphs results in the following division of rights: Inventions specifically related to the Sleep Disordered Breathing Field as listed in Appendix B are, through this Agreement and preexisting agreements, owned fully by Nyxoah; inventions related to the Head Pain Field as listed in Appendix C are, through this Agreement and preexisting agreements, owned fully by Cephalix; inventions related to the Glucose Monitoring Field as listed in Appendix D are, through this Agreement and preexisting agreements, owned fully by Glucobel; inventions related to the Hypertension Field as listed in Appendix E are, through this Agreement and preexisting agreements, owned fully by Surgical Electronics; and Generic Inventions as listed in Appendix F are, through this Agreement and preexisting agreements, owned fully by Man & Science, with field of use licenses granted to each Man & Science Licensee in each licensee’s specific medical field as set out in Paragraph 3. In the attached Appendices B-F, for pending patent applications, “inventions” as referred to in this paragraph, are defined by the subject matter of the listed patent claims (or in the case of a listed issued patent, by the subject matter of all the issued claims in the patent). To the extent that some of the listed application claims are subject to a restriction requirement or are otherwise not currently under examination, the Party owning the listed subject matter has the right to file continuing patent application(s) claiming such subject matter. The rights or claims held by Man & Science in the Patent Documents following the assignments and conveyances by the various parties prior to or under this Agreement are herein referred to as the “Man & Science Portfolio”.

14.           Man & Science hereby grants to Nyxoah a fully-paid up, world-wide, exclusive license under the Man & Science Portfolio to make, use, sell, offer for sale, and/or import all products and methods solely in the Sleep Disordered Breathing Field. The conveyances in this paragraph do not provide Nyxoah any rights outside of the Sleep Disordered Breathing Field.

15.           Man & Science hereby grants to Cephalix a fully-paid up, world-wide, exclusive license under the Man & Science Portfolio to make, use, sell, offer for sale, and/or import all products and methods solely in the Head Pain Field. The conveyances in this paragraph do not provide Cephalix any rights outside of the Head Pain Field.

16.           Man & Science hereby grants to Glucobel a fully-paid up, world-wide, exclusive license under the Man & Science Portfolio to make, use, sell, offer for sale, and/or import all products and methods solely in the Glucose Monitoring Field. The conveyances in this paragraph do not provide Glucobel any rights outside of the Glucose Monitoring Field.

17.           Man & Science hereby grants to Surgical Electronics a fully-paid up, world-wide, exclusive license under the Man & Science Portfolio to make, use, sell, offer for sale, and/or import all products and methods solely in the Hypertension Field. The conveyances in this paragraph do not provide Surgical Electronics any rights outside of the Hypertension Field.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

18.           Other than the rights conveyed in Paragraphs 14, 15, 16 and 17 above, the Neuro-Stimulation Companies neither obtain or retain any other rights in the Man & Science Portfolio, and Man & Science has the unencumbered right to grant licenses under the Man & Science Portfolio to companies other than the Neuro-Stimulation Companies in fields other than the Sleep Disordered Breathing Field, Head Pain Field, Glucose Monitoring Field, and Hypertension Field without permission of, accounting to or any remuneration to any Neuro-Stimulation Company. All present and future licensees of Man & Science under the Man & Science Portfolio, including the Neuro-Stimulation Companies, are herein collectively referred to as “Man & Science Licensees”.

19.           So long as a Man & Science Licensee does not violate the exclusive patent rights of any other Man & Science Licensee, nothing in this Agreement prevents any Man & Science Licensee from operating outside is specific field of endeavor as contemplated in Paragraph 3.

Future Obligations to Perfect and Enforce IP Rights

20.           The Parties hereto covenant and agree that, as far as commercially reasonable, they will (either individually or through their employees) communicate with the other Parties hereto, their successors and assigns, any facts known to them respecting the Patent Documents and will testify in any legal proceeding, sign all lawful papers when called upon to do so, execute and deliver any and all papers that may be necessary or desirable to perfect the title to the Patent Documents in the appropriate party, as set forth in this Agreement, execute all divisional, continuation, and reissue applications, make all rightful oaths and generally do everything possible to aid the parties hereto and their successors and assigns, to obtain and enforce proper patent protection in the Generic Inventions and their Specific Medical Indication Inventions in the United States and any country world-wide, it being understood that any expense incident to the application of this Paragraph shall be borne by the party for whom the papers are executed, its successors and assigns.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

21.           Man & Science agrees that if any Man & Science Licensee identifies an infringer in the Man & Science Licensee’s field of endeavor that the Licensee wishes to stop through patent enforcement, Man & Science will work with the Licensee in good faith to determine an appropriate mechanism for resolving the dispute. Appropriate mechanisms may involve a negotiated resolution, the Licensee asserting its own patent on a Specific Medical Indication Invention and/or Man & Science asserting a one of its patents for a Generic Invention. In weighing the appropriate mechanism, Man & Science may take into account the impact that assertion of a Generic Invention may have on the rights of other Man & Science Licensees. If good faith discussions result in a joint decision to assert a patent on a Generic Invention, Man & Science will join in the suit to the extent required by law, and the Licensee will bear all litigation costs. Any damages collected as the result of such suit will be split according to an arrangement to be decided in advance by Man & Science and the Licensee based on the particular circumstances.

22.           The non-numbered headings in this Agreement are for reference purposes only and are not to be used in interpreting this agreement.

23.           Each Party covenants and agrees that it has the full right to convey the interests conveyed herein, and has not executed and will not execute any agreement in conflict with this Agreement.

24.           This Agreement is subject to and will be construed under the laws of the State of New York, U.S.A.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

IN TESTIMONY WHEREOF, we have hereunto set my hand.

Name:	Dr. [***]
Address:	[***]

[***]

Signature
By:
Date:

Company:	Nyxoah SA

Address:	2 Rue Fond Cattelain

B-1435

Mont-St-Gilbert

Belgium

By:	Signature
Title:
Date:

Company:	Glucobel

Address:

By:	Signature
Title:
Date:

Company:	Surgical Electronics

Address:

By:	Signature
Title:
Date:

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

Company:	Man & Science

Address:

By:	Signature
Title:
Date:

Appendix A: The Patent Documents [***]

Appendix B: Sleep Disordered Breathing Inventions [***]

Appendix C: Head Pain Inventions [***]

Appendix D: Glucose Monitoring Inventions [***]

Appendix E: Hypertension Inventions [***]

Appendix F: Generic Inventions [***]

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

Executed version

CONFIRMATORY ADDENDUM TO THE MULTIPARTY AGREEMENT

This addendum (“Addendum”) is entered into on 23 June 2016

between:

(1)	Nyxoah SA, a company organized and existing under Belgian law, with registered office at Rue du Fond Cattelain 2, B-1435 Mont-St-Guibert, Belgium, registered with the Belgian Crossroads Bank for Enterprises under number 0817.149.675, validly represented by Robert Taub, Administrateur-Délégué,

hereinafter referred to as “Nyxoah”;

(2)	Cephalix SA, a company organized and existing under Belgian law, with registered office at Rue Fond Cattelain 2, B-1435 Mont-St-Guibert, Belgium, registered with the Belgian Crossroads Bank for Enterprises under number 0837.403.770, validly represented by Robert Taub, Administrateur-Délégué,

hereinafter referred to as “Cephalix”;

(3)	Surgical Electronics SA, a company organized and existing under Belgian law, with registered office at Rue du Fond Cattelain 2, B-1435 Mont-St-Guibert, Belgium, registered with the Belgian Crossroads Bank for Enterprises under number 0837.403.671, validly represented by Robert Taub, Administrateur-Délégué,

hereinafter referred to as “Surgical Electronics”.

and

(4)	Man & Science SA, a company organized and existing under Belgian law, with registered office at Rue du Fond Cattelain 2, B-1435 Mont-St-Guibert, Belgium, registered with the Belgian Crossroads Bank for Enterprises under number 0837.403.572, validly represented by Robert Taub, Administrateur-Délégué,

hereinafter referred to as “Man & Science”.

The parties mentioned above are hereinafter also referred to collectively as the “Parties” and individually as a “Party”.

Whereas:

(A)	Parties have executed a multiparty agreement (“MPA”, a copy of which is attached as Schedule 5 to this Addendum), regarding their respective ownership and licensing rights in relation to implantable flexible neuro-stimulators;

(B)	Parties would like to clarify and confirm in this Addendum their common intent and understanding as set out in the MPA.

1

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

Executed version

It is agreed as follows:

1	Definitions

All definitions in the MPA will be applicable to this Addendum and are taken over by reference.

2	Specific Patents in the Sleep Disordered Breathing Field owned by Nyxoah

2.1	Notwithstanding anything to the contrary in the MPA, Parties confirm that the patent rights listed in Schedule 1 to this Addendum constitute Specific Patents in the Sleep Disordered Breathing Field, all title and interest of which have been duly transferred to and are exclusively owned by Nyxoah.

2.2	Nyxoah grants an exclusive, worldwide, fully paid-up, royalty-free, transferable license to use the patents listed in Schedule 4 outside the Sleep Disordered Breathing Field:

2.2.1      to Cephalix, in the Head Pain Field;

2.2.2      to Surgical Electronics in the Hypertension Field; and

2.2.3      to Man & Science, outside the Head Pain and Hypertension Fields.

3	Shared Patents owned by Man & Science

Notwithstanding anything to the contrary in the MPA, Parties confirm that the patent rights in Schedule 2 to this Addendum constitute Shared Patents, all title and interest of which have been duly transferred to and are exclusively owned by Man & Science.

4	Exclusive license granted to Nyxoah for use of the Shared Patents in the Sleep Disordered Breathing Field

Without prejudice to Clause 14 of the MPA, Man & Science confirms to have granted to Nyxoah an exclusive, worldwide, fully paid-up, royalty-free, transferable license to use the Shared Patents listed in Schedule 2 within the Sleep Disordered Breathing Field.

5	Patents including claims owned by Nyxoah and Man & Science Parties agree that:

5.1	any claims part of the Shared Patents listed in Schedule 3 to this Addendum relating specifically to the Sleep Disordered Breathing Field will be the subject of a divisional patent application with the aim of those specific claims becoming included in a new Specific Patent in the Sleep Disordered Breathing Field, it being understood that all title and interest to these patents have been duly transferred to and are exclusively owned to Nyxoah;

5.2	any claims part of the Shared Patents listed in Schedule 3 to this Addendum not relating specifically to the Sleep Disordered Breathing Field will remain included in a Shared Patent, it being understood that all title and interest to these patents have been duly transferred to and are exclusively owned to Man & Science.

5.3	Schedule 1 and Schedule 2 to this Addendum will be updated systematically to reflect any of these divisional patent applications being filed and subsequent patent registrations being obtained.

2

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

Executed version

6	Initial conveyances

The Parties acknowledge that Schedule 6 includes a documented overview of the initial conveyances set out in sections 4, 5, 6, 7 and 8 of the MPA.

7	Change of control

Any possible change of the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of either Party to any third party, whether through the ownership of voting securities, by contract or otherwise (through a sale, a contribution, a donation or any other transaction, including the sale or contribution of a division (“branche d’activité” / “bedrijfstak”) or of a business as a whole (“universalité” / “algemeenheid”), a merger or a split) shall not affect the rights and obligations of Parties under the MPA.

8	Assignment

The provisions of the MPA (including this Addendum) shall inure to the benefit of and shall be binding upon Parties and their respective heirs, successors and assigns. In case a particular Party intends to assign any of its rights and obligations under the MPA (including this Addendum), that assigning Party undertakes to transfer all obligations under the MPA (including this Addendum) to such respective heir, successor and/or assign.

9	Severability

9.1	If any provision of the MPA (including this Addendum) is held to be illegal, invalid or unenforceable, in whole or in part, under any applicable law, then such provision or part of it shall be deemed not to form part of the MPA, and the legality, validity or enforceability of the remainder of the MPA shall not be affected.

9.2	In such case, each Party shall use its best efforts to immediately negotiate in good faith a valid replacement provision that is as close as possible to the original intention of Parties and has the same or as similar as possible economic effect.

10	Miscellaneous provisions

10.1	This Addendum confirms and clarifies the terms of the MPA. In case of conflict between the terms of the MPA and this Addendum, the terms of this Addendum will prevail.

10.2	The Schedules to this Addendum form an integral part hereof and any reference to this Addendum includes the Schedules and vice versa.

10.3	This Addendum, and any non-contractual obligations arising out of or in connection with it, shall be governed by and construed in accordance with Belgian law. Any dispute or difference arising out of or under or in connection with this Addendum, and any non-contractual obligations arising out of or in connection with it, shall be finally settled before the courts of Brussels (Belgium).

3

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

Executed version

Executed in as many originals as there are Parties to this Addendum in Mont-Saint-Guibert, each Party acknowledging receipt of its own original.

Nyxoah SA

Signature	Signature
Name: Robert Taub	Name: [***]
Function: Administrateur	Function: Administrateur

Cephalix SA

Signature	Signature
Name: Robert Taub	Name: [***]
Function: Administrateur	Function: Administrateur

Surgical Electronics SA

Signature	Signature
Name: Robert Taub	Name: [***]
Function: Administrateur	Function: Administrateur

Man & Science SA

Signature	Signature
Name: Robert Taub	Name: [***]
Function: Administrateur	Function: Administrateur

Schedules: 6

4

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

Schedule 1

Specific Patents in the Sleep Disordered Breathing Field Owned by Nyxoah

[***]

Schedule 2

Shared Patents Owned by Man & Science

[***]

Schedule 3

Shared Patents including claims relating to the Sleep Disordered Breathing Field

[***]

Schedule 4

License rights granted by Nyxoah outside Sleep Disordered Breathing Field

[***]

Schedule 5

MPA

[***]

Schedule 6

Initial Conveyances

[***]

5

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

CLARIFICATION OF THE CONFIRMATORY ADDENDUM

TO THE MULTIPARTY AGREEMENT

This Clarification of the Confirmatory Addendum to the Multiparty Agreement (“Clarification”) is agreed upon and executed on 10 February 2020 between

1.	Man & Science SA, a company organized and existing under Belgian law, with registered office at Avenue Blücher 63, B-1180 Brussels, Belgium, registered with the Belgian Crossroads Bank for Enterprises under number 0837.403.770, validly represented by Robert Taub, Administrateur-Délégué, here inafter referred to as “Man & Science”

and

2.	Nyxoah SA, a company organized and existing under Belgian law, with registered office at Rue du Edouard Belin 12, B-1435 Mont-St-Guibert, Belgium, registered with the Belgian Crossroads Bank for Enterprises under number 0817.149.675, validly represented by Olivier Taelman, Chief Executive Officer, hereinafter referred to as “Nyxoah”.

The parties mentioned above are hereinafter also referred to collectively as the “Parties” and individually as a “Party”.

Whereas:

(a)	The Parties have, together with other parties, executed a multiparty agreement (“MPA”, a copy of which is attached as Schedule 1 to this Clarification), regarding their respective ownership and licensing rights in relation to implantable flexible neuro-stimulators;

(b)	The Parties have, together with certain other parties to the MPA, executed a Confirmatory Addendum to the MPA (“CAMPA”, a copy of which is attached a Schedule 2 to this Clarification) to clarify and confirm their common intent and understanding as set out in the MPA;

(c)	The Parties find it useful to confirm and clarify their common intent and understanding of the license granted by Man & Science to Nyxoah under Article 14 MPA and Article 4 CAMPA (collectively, the “Licenses”).

It is agreed as follows:

1.	All definitions in the MPA and CAMPA will be applicable to this Clarification and are taken over by reference.

2.	The Parties confirm, for the avoidance of any doubt, that the Licenses granted to Nyxoah under the Shared Patents and the Man & Science Portfolio in the Sleep Disordered Breathing Field, as defined in the MPA and CAMPA, including the right to make, use, sell, offer for sale and/or import products and methods in the Sleep Disordered Breathing Field, are irrevocable, transferable, fully paid up, royalty-free, and include the right to grant sublicenses in the Sleep Disordered Breathing Field. The Licenses are effective retroactively as from the filing/priority date of the oldest of the Shared Patents or the patents in the Man & Science Portfolio and will continue in effect until the last to expire of the Shared Patents or the patents in the Man & Science Portfolio.

3.	No party may terminate the Licenses. In the event of a breach of the MPA, the CAMPA or this Clarification by a Party, (i) the other Party shall have the right to seek its available remedies at law or in equity, but (ii) no party may terminate the Licenses granted under the MPA or the CAMPA as such Li-censes are clarified by this Clarification. Even if the MPA or the CMPA or this Clarification were terminated per impossibile, the Licenses are irrevocable and will survive the termination of the MPA, the CMPA and this Clarification for the entire duration of the Licenses as specified above.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

4.	This Clarification, and any non-contractual obligations arising out of or in connection with it, shall be governed by and construed in accordance with Belgian law. Any dispute or difference arising out of, or under, or in connection with, this Clarification, and any non-contractual obligations arising out of, or in connection with, it, shall be finally settled before the courts of Brussels (Belgium).

Executed in two originals in Mont-Saint-Guibert on 10 February 2020, each Party acknowledging receipt of its original.

For Man & Science	For Nyxoah

Signature	Signature

Name: [***]	Name: Oliver Taelman
Function: Administrateur-Délégué	Function: CEO

Schedule 1 - MPA

[***]

Schedule 2 - CAMPA

[***]

2

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.